Exhibit 10.4

[Specific terms in this Exhibit have been redacted because such terms are both not material and would likely cause competitive harm to the company if publicly disclosed. These redacted terms have been marked in this Exhibit with three asterisks [***].]

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made as of the 6th day of July, 2020 (the “Effective Date”), by and between SP ROCK HILL LEGACY EAST #1, LLC, an Indiana limited liability company (“Landlord”), and DIRTT ENVIRONMENTAL SOLUTIONS, INC., a Colorado corporation (“Tenant”).

RECITALS

A.    Landlord and Tenant entered into that certain Lease Agreement, dated October 7, 2019, as amended by that certain First Amendment to Lease dated December 2, 2019 (collectively, the “Original Lease”) covering the parcel of real estate located at the northeast quadrant of Williamson Parkway and Highway 21 in Rock Hill, South Carolina that is more particularly described in the Original Lease, upon which a building consisting of approximately [***] square feet is to be built.

B.    The costs for the Tenant Finish Work have already exceeded the Tenant Finish Allowance of $[***] and Tenant has requested that Landlord increase the Tenant Finish Allowance to $[***].

C.    Landlord and Tenant now desire to amend the Original Lease all in accordance with the terms and conditions set forth below.

AGREEMENT

In consideration of the mutual covenants contained in the Lease and this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1.    Recitals and Definitions. The Recitals set forth above are hereby incorporated by reference. In the event of any inconsistency between the provisions of this Amendment and the Lease, the terms and provisions of this Amendment shall govern and control. All provisions of the Lease not expressly modified or amended hereby are hereby reaffirmed and shall remain in full force and effect. Any capitalized term used and not otherwise defined herein shall have the meaning ascribed to it in the Lease

2.    Base Rent. Section 3(a) of the Lease is hereby amended and restated in its entirety as follows:

“(a) Payment of Base Rent. Subject to any adjustments in accordance with Section 4(g) below, Tenant shall pay to Landlord annual base rent (the “Base Rent”) for the Leased Premises in the amounts provided in the table below.

Period	Monthly Base Rent			Annual Base Rent
Months 1-2*	$	[***	]*	$	[***	]*
Months 3-12	$	[***	]	$	[***	]
Months 13-24	$	[***	]	$	[***	]
Months 25-36	$	[***	]	$	[***	]
Months 37-48	$	[***	]	$	[***	]
Months 49-60	$	[***	]	$	[***	]
Months 61-72	$	[***	]	$	[***	]
Months 73-84	$	[***	]	$	[***	]
Months 85-96	$	[***	]	$	[***	]
Months 97-108	$	[***	]	$	[***	]

Months 109-120	$	[***	]	$	[***	]
Months 121-132	$	[***	]	$	[***	]
Months 133-144	$	[***	]	$	[***	]
Months 145-156	$	[***	]	$	[***	]
Months 157-168	$	[***	]	$	[***	]
Months 169-180	$	[***	]	$	[***	]

First Renewal Term

Months 180-240	See Section 2(b)(ii).

Second Renewal Term

Months 240-300	See Section 2(b)(ii).

*

In consideration for Tenant’s compliance with the terms and conditions set forth in this Lease, Tenant shall not be required to pay Base Rent for the first full two calendar months of the Initial Term (the “Incentive Period”). The sum of such Base Rent for the Premises for the Incentive Period equals the amount of $[***] (the “Rental Incentive”); provided, however, that notwithstanding anything contained in this Lease to the contrary, in the event of a default by Tenant under this Lease, Landlord shall be entitled to collect from Tenant the Rental Incentive, and the full amount of same shall be immediately due and payable by Tenant to Landlord, in addition to any other rights and remedies of Landlord upon a default by Tenant under this Lease.

Base Rent shall be payable in equal monthly installments and in advance (without abatement, offset, deduction or prior demand, except as otherwise specifically set forth herein) on or before the first day of each full and partial calendar month during the Lease Term; provided that, if the Lease Term expires or commences on a date other than the first day or last day of a calendar month, then the Base Rent payable for such partial calendar month shall be an amount equal to the monthly installment of Base Rent otherwise then in effect, divided by the number of days in the full calendar month during which the Lease Term expires, and multiplied by the number of days in such partial calendar.”

3.	Option to Terminate.

(a)    Termination Date. The “Termination Date” as used in the Lease, is hereby amended to mean the date that is the one hundred twenty-second (122) monthly anniversary of (i) the Commencement Date if the Commencement Date is the first day of a calendar month, or (ii) the first day of the first full calendar month following the Commencement Date if the Commencement Date is not the first day of a calendar month.

(b)    Termination Fee. The “Termination Fee” as used in the Lease, is hereby amended to mean an amount equal to [***] ($[***]).

4.    Improvement Allowance. The “Tenant Finish Allowance” as used in the Lease, is hereby amended to mean a one-time improvement allowance in the amount of $[***]. Tenant acknowledges and agrees that a portion of the Tenant Finish Allowance in the amount of $[***] has already been utilized.

5.    Broker. Tenant represents that it has had no dealings, negotiations or consultations with any broker, representative, employee, or agent in connection with this Amendment. Tenant shall indemnify, defend and hold harmless Landlord from all loss, damage, cost or expense, including attorneys’ fees, arising out of the claim of any other broker, representative, employee, agent or other intermediary claiming to have represented Tenant or to be entitled to compensation in connection with the execution of this Lease.

6.    Authority. Each party represents to the other that it has full power, capacity, authority and legal right to execute and deliver this Amendment and to perform all of its obligations hereunder.

7.    General. Except as amended by this Amendment, the Original Lease shall continue in full force and effect and is ratified and affirmed. In the event of a conflict between the terms and conditions of the Original Lease and the terms and conditions of this Amendment, the terms of this Amendment shall prevail. This Amendment may be executed in several counterparts, all of which are identical and all of which counterparts together shall constitute one and the same instrument. To facilitate execution of this Amendment, the parties may execute and exchange counterparts of the signature pages of this Amendment by electronic transmission.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK;

SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:

SP ROCK HILL LEGACY EAST #1, LLC, an Indiana limited liability company

By:	/s/ Marc Pfleging
Printed:	Marc Pfleging
Title:	Manager

TENANT:

DIRTT ENVIRONMENTAL SOLUTIONS, Inc., a Colorado corporation

By:	/s/ Kevin O’Meara
Printed:	Kevin O’Meara
Title:	Chief Executive Officer

REAFFIRMATION OF GUARANTY

DIRTT ENVIRONMENTAL SOLUTIONS LTD. (“Guarantor”) hereby swears and affirms that the Guaranty dated October 7, 2019 (the “Guaranty”) by Guarantor in favor of SP Rock hill legacy East #1, LLC, an Indiana limited liability company, shall remain in full force and effect upon the execution of the foregoing Amendment and that the Guarantor, consistent with the terms of the Lease and the Guaranty, shall continue to guaranty the full and prompt payment and performance of all of the Obligations (as defined in the Guaranty). Guarantor further agrees that any and all references to the Lease set forth in the Guaranty shall mean the Lease as amended by the foregoing Amendment and any further amendment or modification that Landlord and the tenant thereunder may agree upon, and that the “Obligations” include those obligations arising in connection with the foregoing Amendment.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written in the foregoing Amendment.

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Kevin O’Meara
Printed:	Kevin O’Meara
Title:	Chief Executive Officer